CHANGE	OWNER	☒
ORDER	ARCHITECT	☒
AIA DOCUMENT G701	CONTRACTOR	☒	Austin/Houston Office
	FIELD	☒
	OTHER	☒	DL

PROJECT: (name, address)	Cirrus Logic, Inc -Corporate Headquarters Building and Interior Finish-Out 800 W 6th Street Austin, Texas 78703	CHANGE ORDER NUMBER: DATE:	Interiors-002 01/23/2012

TO CONTRACTOR: (Name, address)	D. E. HARVEY BUILDERS, INC. DBA HARVEY-CLEARY BUILDERS 8107 SPRINGDALE ROAD, STE 105 AUSTIN, TX 78724	CONTRACT DATE: CONTRACT FOR: PROJECT NO.	01/25/2011 Cirrus Logic Headquarters Interiors 04-02747

Execution of this change order indicates acknowledgement and incorporation of the following Contract modifications:

This change order will authorize Harvey-Cleary to release the remaining scopes of work pertaining to the Interior Finish-Out scope of work with the exception of Plastic Laminate Millwork and Architectural Millwork which are still subject to design change and re-pricing.

Scope of work pricing and clarifications are per the Exhibits referenced in Interiors C0-001.

Interior Finish-Out Pricing with Accepted Alternates & VE per CO-001, Exhibit “I”	$8,008,757.00
Less Scope of Work Released in Interiors CO 001	($3,735,674.00)
Less Plastic Laminate Millwork	($183,512.00)
Less Architectural Millwork	($794,064.00)

Total authorized and released in this Change Order:	$3,295,507.00

Not valid until signed by the Owner, Architect and Contractor.
Signature of the Contractor indicates his agreement herewith, including any adjustment in the Contract Sum or Contract Time.
Signature of the Owner indicates his agreement herewith; The Interior Finish-out portion shall be a Stipulated Sum per the terms of the Contract.

The Original Interiors (Contract Sum) was	$0.00
Net change by previously authorized Change Orders	$3,735,674.00
The (Contract Sum) prior to this Change Order was	$3,735,674.00
The (Contract Sum) will be (INCREASED) by this Change Order in the amount of	$3,295,507.00
The New Interiors (Contract Sum) including this Change Order will be	$7,031,181.00

The Contract Time will be (increased)(decreased)(unchanged)
The date of Substantial Completion as of the date of this Change Order therefore is	June 20, 2012

NOTE: This summary does not reflect changes in the Contract Sum or Contract Time which have been authorized by Construction Change Directive.

CONTRACTOR:	Harvey-Cleary Builders	ARCHITECT:	lauckgroup	OWNER:	Cirrus Logic, Inc.

Address	8107 Springdale Road, Suite 105 Austin, TX 78724		1801 Lavaca, Suite 108 Austin, TX 78701		2901 Via Fortuna Dr. Austin, TX 78746

BY		BY		BY
	Dennet Wenske		Mary Bledsoe		Thurman Case

DATE	DATE	DATE